PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment, net, consist of the following:

	As of December 31,
	2024	2025	2025
	S$	S$	US$
Computers	36,471	42,323	32,913
Office equipment	3,098	3,098	2,409
Subtotal	39,569	45,421	35,322
Less: Accumulated depreciation	(31,640)	(39,453)	(30,681)
Property, plant and equipment, net	7,929	5,968	4,641